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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report (Date of earliest event) March 9, 2004
                                                      -------------



                           BELDEN & BLAKE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Ohio                           0-20100                34-1686642
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(State or other jurisdiction            (Commission             (IRS Employer
of incorporation)                       File Number)         Identification No.)



5200 Stoneham Road, North Canton, Ohio                                 44720
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(Address of principal executive offices)                            (Zip Code)

                                 (330) 499-1660
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               Registrant's telephone number, including area code





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         The Company announced that it has engaged Randall & Dewey Partners, L.P., an oil and gas strategic advisory and consulting firm based in Houston, Texas, to assist the Company in evaluating its strategic alternatives.

         Belden & Blake Corporation is a privately held company that engages in the exploration, development and production of natural gas and oil, and the gathering of natural gas in the Appalachian and Michigan Basins (a region which includes Ohio, Pennsylvania, New York and Michigan).


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   March 9, 2004                BELDEN & BLAKE CORPORATION
       ---------------               (Registrant)


                                     By: /s/ Robert W. Peshek
                                         -------------------------------------
                                         Robert W. Peshek, Senior Vice President
                                         and Chief Financial Officer